KEMPER
HIGH YIELD FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MARCH 31, 1997

Offering investors the opportunity for a high level of CURRENT INCOME from a diversified portfolio of fixed income securities

                    " . . .    We managed the fund
                    defensively because we believed that the economy was gaining momentum and that the Fed would most likely tighten interest rates in response . . ."

                                                        [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Portfolio Statistics
10
Portfolio of Investments
16
Financial Statements
18
Notes to Financial Statements
22
Financial Highlights

AT A GLANCE
-----------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
TOTAL RETURNS
-----------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

-----------------------------------------------------------------------------

CLASS A                          3.41%
CLASS B                          3.08%
CLASS C                          3.11%
LIPPER HIGH CURRENT YIELD
 FUNDS CATEGORY AVERAGE*         4.36%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 NET ASSET VALUE
-----------------------------------------------------------------------------
                                  AS OF     AS OF
                                 3/31/97   9/30/96
-----------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS A                           $8.11     $8.23
-----------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS B                           $8.11     $8.22
-----------------------------------------------------------------------------
KEMPER HIGH YIELD FUND
CLASS C                           $8.13     $8.24
-----------------------------------------------------------------------------

* Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Rankings are historical and do not reflect future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.
The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than high-rated securities.

-----------------------------------------------------------------------------
 KEMPER HIGH YIELD FUND RANKINGS*
-----------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER CURRENT HIGH YIELD FUNDS CATEGORY*

                       CLASS A            CLASS B              CLASS C
-----------------------------------------------------------------------------
 1-YEAR            #91 OF 154 FUNDS     #115 OF 154 FUNDS   #112 OF 154 FUNDS
-----------------------------------------------------------------------------
 5-YEAR            #26 OF 61                 N/A                 N/A
-----------------------------------------------------------------------------
 10-YEAR            #7 OF 44                 N/A                 N/A
-----------------------------------------------------------------------------
 15-YEAR            #1 OF 23                 N/A                 N/A
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
DIVIDEND REVIEW
-----------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 1997.

                          A         B         C
                       SHARES    SHARES    SHARES
-----------------------------------------------------------------------------
SIX-MONTH INCOME:      $0.3990   $0.3627   $0.3656
-----------------------------------------------------------------------------
MARCH DIVIDEND:        $0.0665   $0.0604   $0.0614
-----------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                    9.84%     8.94%     9.06%
-----------------------------------------------------------------------------
SEC YIELD+:               8.17%     7.65%     7.68%
-----------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

KEMPER FUNDS' STYLE

FIXED STYLE BOX

-----------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME STYLE BOX
-----------------------------------------------------------------------------

Maturity applies to taxable open-end funds: for short less than four years; for intermediate between four and 10 years; for long greater than 10 years. The average credit quality rating of a bond portfolio: funds that have an average credit rating of AAA or AA are high quality; A or BBB are medium quality; below BB, low quality.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur once that date is reached. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Nevertheless, we look for the Fed to raise rates in May. This action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. An economic slowdown would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that once monetary policy is also more certain, leadership may broaden to include small capitalization stocks.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.75 percent and no

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (4/30/97)    6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)*       6.69            6.53            6.51            7.06
PRIME RATE(2)*                  8.3             8.25            8.25            9
INFLATION RATE(3)*              2.79            2.99            2.83            3.05
THE U.S. DOLLAR(4)              9.32            3.46            8.51          -10.02
CAPITAL GOODS ORDERS(5)*        6.34            7.46            7.42            9.96
INDUSTRIAL PRODUCTION(5)*       5.62            3.27            2.57            3.73
EMPLOYMENT GROWTH(6)            2.23            2.2             2.07            2.79

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

 *  Data as of March 31, 1997.

SOURCE: ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

May 8, 1997

PERFORMANCE UPDATE

[MCNAMARA PHOTO]

MICHAEL MCNAMARA HAS BEEN WITH ZURICH KEMPER INVESTMENTS, INC. (ZKI) SINCE 1972, AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER HIGH YIELD FUND. MR. MCNAMARA RECEIVED A B.S. DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS JOINED ZKI IN 1988 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER HIGH YIELD FUND. MR. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

HIGH YIELD CORRECTION OR BEAR MARKET? PORTFOLIO CO-MANAGERS MICHAEL MCNAMARA AND HARRY RESIS DISCUSS THEIR THOUGHTS ON WHAT CAUSED THE HIGH YIELD MARKET'S RECENT SLIP IN PERFORMANCE AND EXPLAIN WHY THEY REMAIN UPBEAT ABOUT HIGH YIELD BOND INVESTMENTS AND KEMPER HIGH YIELD FUND.

 Q   HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD OCTOBER 1996 THROUGH
MARCH 1997?

 A   The fund gained during the six-month period and Class A shares returned
3.41 percent (unadjusted for sales charges). Performance was inhibited, though, at the end of the period primarily by an increase in short-term interest rates by the Federal Reserve Board (the Fed).

     We are pleased to report, however, that as of March 31, 1997, the fund was ranked a five-star fund by Morningstar, Inc. for all major time periods*. Kemper High Yield Fund holds Morningstar's five-star, "highest," overall rating and five stars for the three-, five- and 10-year time periods. The fund was ranked among 1,172, 630 and 258 taxable bond funds, respectively.

 Q   WOULD YOU EXPLAIN THE CONTRIBUTING FACTORS THAT CAUSED THE RECENT MARKET
DOWNTURN?

A    High yield bonds performed well five out of the six months in this reporting period. However, a series of events that began in February contributed to the downturn in the market that we experienced in March.

     The Federal Reserve Board's 0.25 percent interest rate increase in late March was the most significant basis for the recent market weakness. But the magnitude of the sell-off that occurred as a result of the rate increase was also fueled by comments made in February by Federal Reserve Board Chairman Alan Greenspan. Greenspan, who doesn't often discuss the high yield market, expressed his concern about the historically tight spreads in the market and whether or not the strong performance of high yield bonds could be sustained. He also commented that investors were perhaps acting with "irrational exuberance" and that the values of securities might be inflated.

     These remarks upset the high yield market, and planted a seed of doubt in many investors' minds. At about the same time, stronger than anticipated economic growth statistics were released and Greenspan intimated that a tightening of interest rates might be necessary to keep inflation at bay. In March, the Fed did increase short-term rates, which in-turn initiated a sharp sell-off in the securities markets and a widening of high yield spreads. The high yield market

---------------
*Morningstar, Inc. proprietary ratings reflect risk-adjusted performance through March 31, 1997. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' three-, five- and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in a rating category receive five stars.

PERFORMANCE UPDATE

was hit harder than it might have been if Greenspan had not expressed his concern about the market's bull run.

Q    DO YOU EXPECT HIGH YIELD BONDS TO BOUNCE BACK?

A    Although future market conditions can not be predicted with certainty, we firmly believe that what happened in March was simply a short-term market correction and not the start of a long-term bear market. Remember, the reason that the Fed increased short-term rates was because the economy had begun to grow at a faster pace. This pick-up in growth caused concern that inflation might begin to creep up as well.

     Inflation is not good for high yield bonds because it erodes their value. However, the Fed's move was pre-emptive. At this point inflation is still quite tame and we are optimistic that the Fed will be successful in slowing the economy and warding off inflation. Inflation is a lagging indicator and generally rises after economic growth has already gained momentum. Economic growth, on the other hand, is positive for companies issuing high yield debt. Stronger growth generates consumer spending, which fuels corporate earnings and enables companies to meet their coupon payments. Growth at a controlled rate, which is what we've been experiencing, is fundamentally good for high yield bonds.

     The second reason we're not bearish about the long-term prospects for high yield bonds is because of the current low rate of defaults in the high yield market. This of course is very positive for high yield investors because it means that the coupons on high yield investments are being paid consistently. The reason for the lack of defaults can be attributed to the economic expansion the U.S. has been experiencing over the last six years. The economy has been growing slowly but consistently and inflation has remained relatively benign. Growth, low inflation and a lack of defaults are critical components of a healthy high yield market and we're experiencing all three at this point in time.

Q    HOW DID YOU MANAGE THE FUND IN ANTICIPATION OF A POTENTIAL INTEREST RATE
INCREASE?

A    We managed the fund defensively because we believed that the economy was gaining momentum and that the Fed would most likely tighten interest rates in response.

     Specifically, we reduced the fund's level of BB-rated bonds. BB-rated bonds are the highest quality securities that are still considered to be high yield, or below investment grade bonds. Reducing our BB holdings made sense because the closer a bond is to an investment-grade security, the more it tends to perform in-line with interest rates. And, as interest rates rise, the value of Treasuries and higher quality bonds tends to fall. At the start of the period, 21 percent of the fund's portfolio was invested in BB-rated bonds, while on March 31, 1997, BB-rated bonds accounted for just 16 percent of the portfolio. In making this adjustment we increased B-rated holdings by 8 percent and eliminated all A- and AA-rated bonds from the portfolio altogether.

     In addition to altering the credit quality of the portfolio, we reduced our position in deferred interest bonds. Deferred interest bonds are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. These securities have a longer duration and tend to perform poorly in a rising interest rate environment. Duration is a measurement of a security's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. The shorter duration that resulted from the sale of these deferred interest bonds helped the fund's performance as interest rates jumped in March.

Q    WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?

A    We continued to move away from issues by companies that we considered to be deeply cyclical. Cyclical industries are those that produce or support the production of discretionary goods such as new homes or automobiles. Companies within these types of industries tend to flourish when the economy is expanding but are normally the first to suffer when the economy contracts. By contrast, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

     The fund is still heavily invested in cyclical holdings because of their long-term earnings potential. However, over the

PERFORMANCE UPDATE

six-month period, we focused on adding issues from companies that, although cyclical, have less cyclicality, or have some degree of independence from changes in the overall U.S. economy.


Q    DID YOU MAKE ANY SIGNIFICANT CHANGES TO PARTICULAR INDUSTRY HOLDINGS?


A    We favored issues from the international cable sector over domestic cable holdings. Although domestic cable holdings have performed well for the fund in the past, we feel that the industry has matured to a point where the returns have begun to diminish. Many domestic companies are now at a point where significant expenditures are needed to upgrade their systems to compete with direct broadcasting technology. We feel that in many cases these costs will inhibit the companies' profitability and return potential.

     On the other hand, the international cable sector, specifically in the United Kingdom, has lagged the U.S. and now seems poised for significant growth. We are continuing to look for investment opportunities in this cable industry sector.


Q    WHAT'S YOUR OUTLOOK FOR THE HIGH YIELD MARKET?


A    As mentioned earlier, we're quite optimistic about the long-term outlook for the high yield market. We believe that the economic environment combined with the low rate of defaults are both positive indicators. We will continue to manage the fund somewhat defensively until interest rates have stabilized.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

----------------------------------------------------------------------------
                                             ON 3/31/97           ON 9/30/96
----------------------------------------------------------------------------
BONDS                                            93%                     91%
----------------------------------------------------------------------------
CASH EQUIVALENTS                                  4                       6
----------------------------------------------------------------------------
PREFERRED AND COMMON STOCK                        3                       2
----------------------------------------------------------------------------
TREASURIES 1-3 YEARS                             --                       1
----------------------------------------------------------------------------
                                                100%                    100%

                                            [PIE CHART]              [PIE CHART]
                                             ON 3/31/97              ON 9/30/96
YEARS TO MATURITY

----------------------------------------------------------------------------
                                             ON 3/31/97           ON 9/30/96
----------------------------------------------------------------------------
CASH AND EQUIVALENTS                              4%                      6%
----------------------------------------------------------------------------
1-10                                             87                      84
----------------------------------------------------------------------------
10-20                                             7                       9
----------------------------------------------------------------------------
OVER 20                                           2                       1
----------------------------------------------------------------------------
                                                100%                    100%

                                            [PIE CHART]              [PIE CHART]
                                             ON 3/31/97              ON 9/30/96


* Portfolio composition is subject to change.

PORTFOLIO STATISTICS

QUALITY

-------------------------------------------------------------------------------
                                          ON 3/31/97               ON 9/30/96
-------------------------------------------------------------------------------
AAA                                            --                        2%
-------------------------------------------------------------------------------
A                                              --                        1
-------------------------------------------------------------------------------
BB                                             16%                      21
-------------------------------------------------------------------------------
B                                              76                       68
-------------------------------------------------------------------------------
OTHER                                           8                        8
-------------------------------------------------------------------------------
                                              100%                     100%

                                            [PIE CHART]              [PIE CHART]
                                             ON 3/31/97              ON 9/30/96

PORTFOLIO OF INVESTMENTS

KEMPER HIGH YIELD FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS                                                               PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------
AEROSPACE--3.4%                          Airplanes Pass Through Trust, 10.875%, 2019      $   21,130   $   22,926
                                         Fairchild Corporation, 12.00%, 2001                  37,830       38,208
                                         Greenwich Air Services, 10.50%, 2006                  7,660        8,752
                                         Howmet Inc., 10.00%, 2003                             4,510        4,826
                                         K & F Industries, Inc.
                                           11.875%, 2003                                      19,830       21,020
                                           10.375%, 2004                                      24,950       25,823
                                         UNC, Inc., 11.00%, 2006                              10,300       12,051
                                         ------------------------------------------------------------------------
                                                                                                          133,606
-----------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS               Affinity Group, Inc., 11.50%, 2003                   21,400       22,791
AND PUBLISHING--14.9%
                                         American Radio Systems, 9.00%, 2006                  18,490       18,028
                                      (b)Bell Cablemedia PLC
                                           11.95%, 2004                                       29,960       25,953
                                           11.875%, 2005                                       1,490        1,186
                                         Big Flower Press, Inc., 10.75%, 2003                 20,594       21,727
                                         Busse Broadcasting, 11.625%, 2000                    10,860       11,457
                                         CAI Wireless Systems, 12.25%, 2002                   15,150        7,272
                                         Cablevision Systems Corporation
                                           9.25%, 2005                                         5,880        5,601
                                           9.875%, 2013                                        9,350        8,976
                                           10.50%, 2016                                       24,755       24,507
                                      (b)Capstar Broadcasting, 12.75%, 2009                   15,000        8,025
                                         CCA Holdings, 13.00%, 1999                           18,400       20,611
                                         Century Communications Corporation,
                                           11.875%, 2003                                      20,095       21,100
                                      (b)Charter Communications, 14.00%, 2007                 30,410       18,246
                                         Comcast Corporation, 9.125%, 2006                    19,100       19,219
                                      (b)Comcast UK Cable Partners Ltd., 11.20%, 2007         45,225       29,566
                                      (b)CS Wireless, 11.375%, 2006                           39,320       12,189
                                      (b)Diamond Cable Communications Plc, 10.75%,
                                           2007                                               13,520        7,368
                                         Frontiervision, 11.00%, 2006                         15,650       15,533
                                         Granite Broadcasting Corp., 10.375%, 2005            15,470       15,451
                                         Innova S De R.L., 12.875%, 2007                      22,600       22,374
                                         Intermedia Capital Partners, 11.25%, 2006            19,880       20,178
                                      (b)International Cabletel Inc.
                                           12.75%, 2005                                       48,310       33,817
                                           11.50%, 2006                                        6,560        4,002
                                         Multicanal Participacoes, 12.625%, 2004              13,330       14,596
                                         Neodata Services, 12.00%, 2003                       23,290       24,571
                                         Newsquest Capital PLC, 11.00%, 2006                  22,990       23,680
                                      (b)People's Choice TV Unit, 13.125%, 2004               31,605       12,010
                                         Sinclair Broadcasting Group, Inc., 10.00%, 2003      26,040       26,008
                                         STC Broadcasting, 11.00%, 2007                        9,240        9,148
                                         Sullivan Broadcasting
                                           10.25%, 2005                                        6,190        6,082
                                           13.25%, 2006                                       12,850       14,970
                                         Telewest Communications PLC
                                           9.625%, 2006                                       24,815       23,822
                                      (b)  11.00%, 2007                                       16,953       11,020
                                         TV Azteca, 10.50%, 2007                               4,640        4,533
                                      (b)UIH Australia Pacific, Inc., 14.00%, 2006            20,390       10,297

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------
                                      (b)Videotron Holdings PLC
                                           11.125%, 2004                                  $    7,825   $    6,690
                                           11.00%, 2005                                       14,600       11,461
                                         ------------------------------------------------------------------------
                                                                                                          594,065
-----------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES--2.2%                  Allied Waste Industries, 10.25%, 2006                11,970       12,344
                                         Corporate Express Inc., 9.125%, 2004                 18,760       18,103
                                         Intertek Finance, 10.25%, 2006                       13,190       13,355
                                         Monarch Marking Systems, 12.50%, 2003                17,510       20,399
                                         Outdoor Systems, Inc., 9.375%, 2006                  13,040       12,779
                                         Universal Outdoor Holdings, Inc., 9.75%, 2006        11,690       11,544
                                         ------------------------------------------------------------------------
                                                                                                           88,524
-----------------------------------------------------------------------------------------------------------------
CHEMICALS AND                            Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--4.8%                          10.75%, 2003                                       15,080       15,834
                                         Atlantis Group, Inc., 11.00%, 2003                   25,355       26,116
                                         Hines Horticulture, 11.75%, 2005                     13,450       14,257
                                         NL Industries Inc.
                                           11.75%, 2003                                       18,960       19,908
                                      (b)  13.00%, 2005                                       10,440        9,344
                                         Pioneer Americas Acquisition Corporation,
                                           13.375%, 2005                                      13,060       14,497
                                         Polymer Group Inc., 12.25%, 2002                     13,244       14,436
                                         Rexene Corporation, 11.75%, 2004                     31,845       34,552
                                         Terra Industries Inc., 10.50%, 2005                  12,200       12,932
                                         Texas Petrochemicals, 11.125%, 2006                  15,000       15,675
                                         UCC Investors Holdings, Inc., 10.50%, 2002           10,480       11,161
                                         ------------------------------------------------------------------------
                                                                                                          188,712
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--10.1%                 (b)Brooks Fiber, 11.875%, 2006                          30,510       18,115
                                      (b)Call-Net Enterprises Inc., 13.25%, 2004              17,060       14,266
                                      (b)Cellular, Inc., 11.75%, 2003                         29,035       26,712
                                      (b)Comcel, 13.125%, with warrants, 2003                 30,800       23,408
                                         CommNet Cellular, 11.25%, 2005                       10,935       11,263
                                         Dobson Communication Corp., 11.75%, 2007             17,000       16,660
                                         (b)ICG Holdings, 13.50%, 2005                        44,550       30,071
                                         IMPSAT Corp., 12.125%, 2003                          13,260       13,691
                                         Intermedia Communications of Florida Inc.,
                                           13.50%, 2005 with warrants expiring 2000           25,680       28,702
                                         McCaw Intl. Ltd., zero coupon, 2007                  20,060        9,428
                                      (b)Millicom International Cellular S.A.,
                                           13.50%, 2006                                       38,790       25,698
                                         Netsat Servicos, 12.75%, 2004                         9,950       10,298
                                         Nextlink Communications, 12.50%, 2006                 9,950       10,037
                                         Paging Network, Inc.
                                           10.125%, 2007                                       4,450        3,977
                                           10.00%, 2008                                        8,445        7,632
                                      (b)PanAmSat, L.P., 11.375%, 2003                        61,385       57,702
                                         Rogers Cantel
                                           11.125%, 2002                                      23,212       24,140
                                           9.75%, 2016                                        12,755       12,946
                                         USA Mobile Communications, Inc. II
                                           9.50%, 2004                                         7,230        6,182
                                           14.00%, 2004                                       15,150       15,832
                                         Vanguard Cellular Systems, 9.375%, 2006              14,340       14,268

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Western Wireless
                                           10.50%, 2006                                   $    3,570   $    3,485
                                           10.50%, 2007                                        5,920        5,779
                                         Winstar Equipment, 12.50%, 2004                      13,620       13,314
                                         ----------------------------------------------------------------------------
                                                                                                          403,606
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--2.9%             American Standard Inc., 9.25%, 2016                  17,615       18,099
                                      (b)Building Materials Corp. of America, 11.75%, 2004    51,930       45,828
                                         Nortek, 9.875%, 2004                                 15,935       15,736
                                         Triangle Pacific Corp., 10.50%, 2003                 26,565       28,093
                                         Waxman Industries, Inc.
                                      (b)  12.75%, 2004                                        5,850        4,856
                                         800,453 warrants expiring 2004                                     2,001
                                         ----------------------------------------------------------------------------
                                                                                                          114,613
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                        AMF Group
AND SERVICES--8.6%                         10.875%, 2006                                      39,322       40,993
                                      (b)  12.25%, 2006                                       23,990       16,313
                                         Avondale Mills, 10.25%, 2006                         22,400       23,296
                                         Cinemark USA, Inc., 9.625%, 2008                     14,750       14,603
                                         Coinmach Corp., 11.75%, 2005                         36,420       40,244
                                      (b)Dr. Pepper Bottling Holdings, Inc., 11.625%,
                                           2003                                               22,209       21,487
                                         Herff Jones, Inc., 11.00%, 2005                      15,640       16,735
                                         Kinder-Care Learning Centers, 9.50%, 2009            18,750       18,048
                                         Petro Stopping Centers, 10.50%, 2007                 26,000       25,805
                                         Pillowtex Corp., 10.00%, 2006                         4,680        4,809
                                         Premier Parks Inc., 12.00%, 2003                     12,800       14,048
                                         Scholastic Brands, 11.00%, 2007                      15,800       16,195
                                      (b)Six Flags Theme Park, 12.25%, 2005                   46,280       44,660
                                         Van De Kamps, Inc., 12.00%, 2005                      9,880       10,819
                                         West Point Stevens, Inc., 9.375%, 2005               34,045       34,045
                                         ----------------------------------------------------------------------------
                                                                                                          342,100
---------------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--2.7%              Dade International Inc., 11.125%, 2006               15,000       16,275
                                         DVI, Inc., 9.875%, 2004                               5,860        5,772
                                         Magellan Health Services, 11.25%, 2004               33,660       37,279
                                         Tenet Healthcare
                                           8.00%, 2005                                        10,040        9,663
                                           10.125%, 2005                                      27,905       29,858
                                           8.625%, 2007                                        9,810        9,442
                                         ----------------------------------------------------------------------------
                                                                                                          108,289
---------------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED                       Benton Oil & Gas Co., 11.625%, 2003                  19,835       21,471
SERVICES--7.1%                           Chesapeake Energy Corporation, 10.50%, 2002          14,645       15,743
                                         Coda Energy, 10.50%, 2006                            23,610       24,318
                                         Empire Gas Corporation, 7.00%, with warrants,
                                           2004                                               21,340       18,511
                                         Ferrellgas Partners, L.P., 9.375%, 2006              16,760       16,592
                                         Flores & Rucks Inc.
                                           13.50%, 2004                                       20,065       23,376
                                           9.75%, 2006                                         2,020        2,055
                                         Forcenergy Gas Exploration
                                           9.50%, 2006                                        10,130        9,953
                                           8.50%, 2007                                         2,400        2,226
                                         Gulf Canada Resources Limited
                                           9.25%, 2004                                        12,125       12,549
                                           9.625%, 2005                                       13,020       13,769


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Mesa Operating Co., 10.625%, 2006                $   14,280   $   14,851
                                         Parker Drilling Corp., 9.75%, 2006                    9,080        9,216
                                         Plains Resources, 10.25%, 2006                       15,590       16,194
                                         TransTexas Gas Corp., 11.50%, 2002                   19,300       21,278
                                         United Meridian Corp., 10.375%, 2005                 26,295       28,136
                                         Vintage Petroleum
                                           9.00%, 2005                                        28,420       27,994
                                           8.625%, 2009                                        2,520        2,363
                                         ----------------------------------------------------------------------------
                                                                                                          280,595
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,                      Continental Homes Holding, 10.00%, 2006              17,000       16,915
HOMEBUILDERS AND                         Del Webb Corp., 9.75%, 2008                          14,850       14,405
REAL ESTATE--3.9%                        Forecast Group L.P., 11.375%, 2000                   10,895       10,187
                                         Fortress Group, 13.75%, 2003                         10,700       11,396
                                         Hovnanian Kent, 11.25%, 2002                         27,557       28,108
                                         Imperial Credit Industries, 9.875%, 2007              9,920        9,722
                                         J.M. Peters Company, 12.75%, 2002                    10,845       10,465
                                         Kaufman & Broad Home Corp., 9.625%, 2006             13,760       13,726
                                         Presley Companies, 12.50%, 2001                      27,545       26,168
                                         Ryland Group, 10.50%, 2006                           12,550       12,738
                                         ----------------------------------------------------------------------------
                                                                                                          153,830
---------------------------------------------------------------------------------------------------------------------
HOTELS AND GAMING--3.0%                  Eldorado Resorts, 10.50%, 2006                       15,280       16,120
                                         Empress River Casino, 10.75%, 2002                   17,573       18,561
                                         Harrahs Entertainment, 10.875%, 2002                  1,000        1,055
                                         Harvey's Casino Resorts, 10.625%, 2006                6,170        6,617
                                         Players International, 10.875%, 2005                 15,835       16,073
                                         Station Casinos Inc., 10.125%, 2006                  32,395       31,180
                                         Trump Atlantic City, 11.25%, 2006                    32,275       29,370
                                         ----------------------------------------------------------------------------
                                                                                                          118,976
---------------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS                    Aftermarket Technology, 12.00%, 2004                 16,624       18,286
AND MINING--15.2%                        Alvey Systems, 11.375%, 2003                         13,015       13,340
                                         Bar Technologies, 13.50%, with warrants, 2001        24,035       24,216
                                         Collins & Aikman Corporation, 11.50%, 2006           25,400       27,686
                                         Crain Industries, Inc., 13.50%, 2005                 15,870       17,933
                                         Day International Group, Inc., 11.125%, 2005         25,025       25,901
                                         Delco Remy International, 10.625%, 2006              25,115       26,120
                                         Essex Group Incorporated, 10.00%, 2003               20,360       20,767
                                         Euramax International PLC, 11.25%, 2006              23,595       24,834
                                         EV International, 11.00%, 2007                        6,300        6,253
                                         Fairfield Manufacturing Company, 11.375%, 2001       17,560       18,350
                                      (b)Foamex--JPS Automotive L.P., 14.00%, with
                                           warrants, 2004                                     16,620       15,540
                                         Foamex L.P., 11.25%, 2002                            28,510       30,007
                                         GS Technologies
                                           12.00%, 2004                                        5,875        6,132
                                           12.25%, 2005                                        8,970        9,475
                                         Gulf States Steel, 13.50%, with warrants, 2003       22,775       21,898
                                         Hayes Wheels International, Inc., 11.00%, 2006       23,070       24,916
                                         IMO Industries, 11.75%, 2006                         12,590       12,716
                                         Jordan Industries, 10.375%, 2003                     16,255       15,930
                                         JPS Automotive Products Corporation, 11.125%,
                                           2001                                               27,270       30,133
                                         Key Plastics, 10.25%, 2007                            5,450        5,409
                                         Knoll Inc., 10.875%, 2006                            15,480       16,796
                                         Motors and Gears, Inc., 10.75%, 2006                 17,250       17,509
                                         Newflo Corporation, 13.25%, 2002                     17,850       19,367



                                                                                                                                 13


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                     PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------
                                         Penda Industries, Inc., 10.75%, 2004             $    2,220   $    2,220
                                         Renco Metals, 11.50%, 2003                           11,740       12,092
                                         Spinnaker Industries, 10.75%, 2006                   19,300       19,179
                                         Terex Corp. Unit, 13.25%, 2002                       22,340       24,462
                                         Thermadyne Industries, Inc.
                                           10.25%, 2002                                       11,146       11,620
                                           10.75%, 2003                                       10,536       10,957
                                         UCAR Global, 12.00%, 2005                            35,060       39,355
                                         WCI Steel Inc., 10.00%, 2004                         20,100       19,799
                                         Weirton Steel Corp., 11.375%, 2004                   16,200       16,362
                                         ----------------------------------------------------------------------------
                                                                                                          605,560
---------------------------------------------------------------------------------------------------------------------
PAPER, FOREST PRODUCTS,                  BPC Holding Corp., 12.50%, 2006                      12,240       12,730
AND CONTAINERS--8.8%                     Berry Plastics Corporation, 12.25%, 2004             18,185       19,640
                                         Container Corporation of America, 11.25%, 2004        7,730        8,310
                                         Fonda Group, 9.50%, 2007                              9,955        9,358
                                         Four M Corporation, 12.00%, 2006                      9,220        9,243
                                         Gaylord Container Corporation, 12.75%, 2005          20,850       22,727
                                         Maxxam Group, Inc.
                                           11.25%, 2003                                       24,325       24,690
                                      (b)  12.25%, 2003                                        7,265        6,466
                                         National Fiberstock Corporation, 11.625%, 2002       11,810       12,017
                                         Owens-Illinois, Inc.
                                           11.00%, 2003                                        8,255        9,101
                                           9.75%, 2004                                        42,525       44,651
                                           9.95%, 2004                                        13,062       13,715
                                         Printpack, Inc.
                                           9.875%, 2004                                        5,310        5,390
                                           10.625%, 2006                                      19,210       19,690
                                         Riverwood International
                                           10.25%, 2006                                       11,660       10,727
                                           10.875%, 2008                                      57,540       47,183
                                         Specialty Paperboard, 9.375%, 2006                   17,920       17,718
                                         Stone Container Corporation
                                           11.50%, 2006                                       36,860       36,123
                                           11.875%, 2016                                       5,900        5,959
                                         U.S. Can Corp., 10.125%, 2006                        13,710       14,053
                                         ----------------------------------------------------------------------------
                                                                                                          349,491

---------------------------------------------------------------------------------------------------------------------
RETAILING--4.5%                          Ameriking, 10.75%, 2006                               9,715        9,812
                                         Brunos, 10.50%, 2005                                 37,580       38,144
                                         Cole National Group, 9.875%, 2006                    19,490       19,685
                                      (a)Color Tile, Inc., 10.75%, 2001                       20,480          819
                                         Dominick's Finer Foods, 10.875%, 2005                 3,600        3,879
                                         Finlay Fine Jewelry Corporation, 10.625%, 2003       28,300       29,149
                                         Guitar Center Management, 11.00%, 2006               22,575       24,155
                                         Pamida Holdings, 11.75%, 2003                        21,845       19,770
                                         Pathmark Stores
                                           12.625%, 2002                                      24,685       25,611
                                           9.625%, 2003                                        7,125        6,733
                                         ----------------------------------------------------------------------------
                                                                                                          177,757

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT
                                                                                               OR SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--.8%
                                         Communication and Power Industry, Inc., 12.00%,
                                           2005                                              $    7,975     $    8,773
                                         Computervision Corporation, 11.375%, 1999               16,207         16,369
                                      (b)Transtar Holdings, L.P., 13.375%, 2003                  10,100          8,181
                                         --------------------------------------------------------------------------------
                                                                                                                33,323
                                         --------------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--92.9%
                                         (Cost: $3,660,921)                                                  3,693,047
                                         --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
COMMON AND                            (a)Beatrice Foods                                       2,106,337 shs.    46,339
PREFERRED                                Benedek Unit, PIK, preferred                            90,000          9,720
STOCKS                                (a)Capital Pacific Holdings                                54,431             54
                                         Computervision Corporation                           3,112,436         16,729
                                      (a)Echostar Communications                                218,250          4,474
                                         Gaylord Container Corporation                        1,805,934         10,948
                                      (a)Grand Union Company                                    549,300          1,957
                                      (a)Intelcom Group, Inc.,                                   68,617            744
                                      (a)Sinclair Capital                                       210,400         20,619
                                         Sullivan Broadcasting                                  205,600          2,056
                                         --------------------------------------------------------------------------------
                                         TOTAL COMMON AND PREFERRED STOCKS--2.9%
                                         (Cost: $109,658)                                                      113,640
                                         --------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yields--5.34% to 5.43%
INSTRUMENTS--.4%                         Due--April 1997
                                         (Cost: $14,947)                                     $   15,000         14,944
                                         --------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--96.2%
                                         (Cost: $3,786,527)                                                  3,821,631
                                         --------------------------------------------------------------------------------
                                         OTHER ASSETS LESS LIABILITIES--3.8%                                   150,906
                                         --------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                   $3,972,537
                                         --------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------
(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

Based on the cost of investments of $3,786,527,000 for federal income tax purposes at March 31, 1997, the gross unrealized appreciation was $145,273,000, the gross unrealized depreciation was $110,169,000 and the net unrealized appreciation on investments was $35,104,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997
(IN THOUSANDS)


--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $3,786,527)                                              $3,821,631
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   9,891
--------------------------------------------------------------------------
  Investments sold                                                 189,606
--------------------------------------------------------------------------
  Interest                                                          98,187
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 4,119,315
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Cash overdraft                                                      86,775
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               4,273
--------------------------------------------------------------------------
  Investments purchased                                             51,230
--------------------------------------------------------------------------
  Management fee                                                     1,931
--------------------------------------------------------------------------
  Distribution services fee                                            807
--------------------------------------------------------------------------
  Administrative services fee                                          782
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               843
--------------------------------------------------------------------------
  Trustees' fees and other                                             137
--------------------------------------------------------------------------
    Total liabilities                                              146,778
--------------------------------------------------------------------------
NET ASSETS                                                      $3,972,537
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $4,008,750
--------------------------------------------------------------------------
Accumulated net realized loss on investments                      (158,346)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          35,104
--------------------------------------------------------------------------
Undistributed net investment income                                 87,029
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,972,537
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,811,043 / 346,527 shares outstanding)                          $8.11
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50%
  of offering price)                                                 $8.49
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($1,062,710 / 131,107 shares outstanding)                          $8.11
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($72,661 / 8,937 shares outstanding)                               $8.13
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($26,123 / 3,220 shares outstanding)                               $8.11
--------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
NET INVESTMENT INCOME
------------------------------------------------------------------------

Interest income                                                 $213,842
------------------------------------------------------------------------
Expenses:
 Management fee                                                   11,204
------------------------------------------------------------------------
 Distribution services fee                                         4,571
------------------------------------------------------------------------
 Administrative services fee                                       4,600
------------------------------------------------------------------------
 Custodian and transfer agent fees and related expenses            3,381
------------------------------------------------------------------------
 Professional fees                                                    48
------------------------------------------------------------------------
 Reports to shareholders                                             277
------------------------------------------------------------------------
 Trustees' fees and other                                            228
------------------------------------------------------------------------
   Total expenses                                                 24,309
------------------------------------------------------------------------
NET INVESTMENT INCOME                                            189,533
------------------------------------------------------------------------

------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
------------------------------------------------------------------------

 Net realized loss on sales of investments                        (8,409)
------------------------------------------------------------------------
 Net realized loss from futures transactions                        (172)
------------------------------------------------------------------------
  Net realized loss                                               (8,581)
------------------------------------------------------------------------
 Change in net unrealized appreciation on investments            (41,220)
------------------------------------------------------------------------
Net loss on investments                                          (49,801)
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $139,732
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                  ENDED                YEAR ENDED
                                                                MARCH 31,             SEPTEMBER 30,
                                                                   1997                   1996
---------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
 Net investment income                                          $  189,533                336,758
---------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                           (8,581)                42,422
---------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                             (41,220)                66,471
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               139,732                445,651
---------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                  (2,880)                 7,259
---------------------------------------------------------------------------------------------------
Distribution from net investment income                           (198,645)              (338,218)
---------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            (62,609)               454,293
---------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           (124,402)               568,985
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                                              4,096,939              3,527,954
---------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$87,029 and $99,021, respectively)                              $3,972,537              4,096,939
---------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE      Kemper High Yield Fund is an open-end diversified
     FUND                    management investment company organized as a
                             business trust under the laws of Massachusetts. The
                             Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without any initial sales charges but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.
                             Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.


--------------------------------------------------------------------------------
2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation.
                             Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1997, amounting to approximately $158,290,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $11,204,000 for the six months ended March 31, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                    COMMISSIONS
                                                                                                  ALLOWED BY ZKDI
                                                                           COMMISSIONS      ----------------------------
                                                                         RETAINED BY ZKDI   TO ALL FIRMS   TO AFFILIATES
                                                                         ----------------   ------------   -------------
                             Six months ended March 31, 1997              $772,000        5,471,000         97,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales

NOTES TO FINANCIAL STATEMENTS

                             charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                         DISTRIBUTION
                                                                        FEES AND CDSC        COMMISSIONS AND
                                                                         RECEIVED BY      DISTRIBUTION FEES PAID
                                                                             ZKDI            BY ZKDI TO FIRMS
                                                                      -----------------   ----------------------
                             Six months ended March 31, 1997          $5,310,000             7,941,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                         ASF PAID BY ZKDI
                                                                ASF PAID BY THE    -----------------------------
                                                                 FUND TO ZKDI     TO ALL FIRMS    TO AFFILIATES
                                                                ---------------   ------------    -------------
                             Six months ended March 31, 1997    $4,600,000        4,706,000         22,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $2,232,000 for the six months ended March 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended March 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $24,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $2,291,999

                             Proceeds from sales                       2,297,326

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                     MARCH 31,                       SEPTEMBER 30,
                                                                       1997                               1996
                                                              -----------------------           ------------------------
                                                              SHARES         AMOUNT              SHARES         AMOUNT
                                       ---------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ---------------------------------------------------------------------------------
                                        Class A                67,163       $ 537,046            119,890       $ 932,368
                                       ---------------------------------------------------------------------------------
                                        Class B                41,283         338,729             71,697         573,147
                                       ---------------------------------------------------------------------------------
                                        Class C                 5,654          46,488              8,808          70,603
                                       ---------------------------------------------------------------------------------
                                        Class I                 1,471          12,102              2,785          22,315
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ---------------------------------------------------------------------------------
                                        Class A                10,869          89,555             18,832         151,343
                                       ---------------------------------------------------------------------------------
                                        Class B                 3,957          32,593              6,906          55,478
                                       ---------------------------------------------------------------------------------
                                        Class C                   288           2,382                299           2,414
                                       ---------------------------------------------------------------------------------
                                        Class I                   165           1,360                300           2,407
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ---------------------------------------------------------------------------------
                                        Class A               (90,658)       (726,473)          (112,436)       (879,849)
                                       ---------------------------------------------------------------------------------
                                        Class B               (42,309)       (345,311)           (52,980)       (422,563)
                                       ---------------------------------------------------------------------------------
                                        Class C                (4,083)        (33,400)            (4,106)        (32,901)
                                       ---------------------------------------------------------------------------------
                                        Class I                (2,151)        (17,680)            (2,554)        (20,469)
                                       ---------------------------------------------------------------------------------

                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ---------------------------------------------------------------------------------
                                        Class A                 5,523          45,886             15,982         129,116
                                       ---------------------------------------------------------------------------------
                                        Class B                (5,527)        (45,886)           (16,001)       (129,116)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $ (62,609)                         $ 454,293
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                           -----------------------------------------
                                                           CLASS A
                                           -----------------------------------------
                                           SIX MONTHS     YEAR ENDED
                                             ENDED       SEPTEMBER 30,
                                           MARCH 31,     -------------
                                              1997      1996    1995    1994   1993
                                           --------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $8.23       8.01    7.74   8.12    7.86
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .37        .76     .83    .73     .81
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.09)       .23     .20   (.35)    .23
----------------------------------------------------------------------------------------
Total from investment operations               .28        .99    1.03    .38    1.04
----------------------------------------------------------------------------------------
Less distributions from net investment
  income                                       .40        .77     .76    .76     .78
----------------------------------------------------------------------------------------
Net asset value, end of period               $8.11       8.23    8.01   7.74    8.12
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 3.41%     13.00   14.10   4.64   13.92
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                       .90%       .88     .90    .86     .80
----------------------------------------------------------------------------------------
Net investment income                         9.19%      9.45   10.74   9.22   10.22
----------------------------------------------------------------------------------------

                                           --------------------------------------------
                                                              CLASS B
                                           --------------------------------------------
                                           SIX MONTHS    YEAR ENDED        MAY 31
                                             ENDED      SEPTEMBER 30,        TO
                                           MARCH 31,    -------------   SEPTEMBER 30,
                                              1997      1996    1995        1994
                                           --------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $8.22       8.00    7.73       7.96
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .34        .69     .76        .23
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.09)       .23     .20       (.23)
-----------------------------------------------------------------------------------------
Total from investment operations               .25        .92     .96         --
-----------------------------------------------------------------------------------------
Less distributions from net investment
  income                                       .36        .70     .69        .23
-----------------------------------------------------------------------------------------
Net asset value, end of period               $8.11       8.22    8.00       7.73
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 3.08%     12.02   13.09         --
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                      1.77%      1.77    1.77       1.80
-----------------------------------------------------------------------------------------
Net investment income                         8.32%      8.56    9.87       8.70
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                         -------------------------------------------------
                                                              CLASS C
                                         -------------------------------------------------
                                           SIX MONTHS    YEAR ENDED        MAY 31
                                             ENDED      SEPTEMBER 30,        TO
                                           MARCH 31,    -------------   SEPTEMBER 30,
                                              1997      1996    1995        1994
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period         $8.24       8.02    7.75       7.96
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .35        .69     .77        .25
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.09)       .23     .20       (.23)
-----------------------------------------------------------------------------------------
Total from investment operations               .26        .92     .97        .02
-----------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .37        .70     .70        .23
-----------------------------------------------------------------------------------------
Net asset value, end of period               $8.13       8.24    8.02       7.75
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 3.11%     12.06   13.13        .27
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                      1.72%      1.71    1.71       1.74
-----------------------------------------------------------------------------------------
Net investment income                         8.37%      8.62    9.93       8.75
-----------------------------------------------------------------------------------------

                                         -------------------------------------------------
                                                                CLASS I
                                         -------------------------------------------------
                                           SIX MONTHS       YEAR        DECEMBER 29, 1994
                                             ENDED          ENDED              TO
                                           MARCH 31,    SEPTEMBER 30,     SEPTEMBER 30,
                                              1997          1996              1995
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------

Net asset value, beginning of period         $8.23           8.01              7.55
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                        .38            .78               .66
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)     (.09)           .23               .39
-----------------------------------------------------------------------------------------
Total from investment operations               .29           1.01              1.05
-----------------------------------------------------------------------------------------
Less distribution from net investment
income                                         .41            .79               .59
-----------------------------------------------------------------------------------------
Net asset value, end of period               $8.11           8.23              8.01
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 3.52%         13.32             14.37
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                       .68%           .61               .61
-----------------------------------------------------------------------------------------
Net investment income                         9.41%          9.72             10.70
-----------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------------------

                                                       SIX MONTHS
                                                         ENDED                  YEAR ENDED SEPTEMBER 30,
                                                       MARCH 31,    -------------------------------------------------
                                                          1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)             $3,972,537   4,096,939   3,527,954   3,152,029   1,957,524
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                          90%         102          99          93         101
---------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES&OFFICERS

TRUSTEES                         OFFICERS

STEPHEN B. TIMBERS               J. PATRICK BEIMFORD, JR.
President and Trustee            Vice President

DAVID W. BELIN                   MICHAEL A. MCNAMARA
Trustee                          Vice President

LEWIS A. BURNHAM                 CHARLES R. MANZONI, JR.
Trustee                          Vice President

DONALD L. DUNAWAY                JOHN E. NEAL
Trustee                          Vice President

ROBERT B. HOFFMAN                HARRY E. RESIS
Trustee                          Vice President

DONALD R. JONES                  PHILIP J. COLLORA
Trustee                          Vice President
                                 and Secretary
DOMINIQUE P. MORAX
Trustee                          JEROME L. DUFFY
                                 Treasurer
SHIRLEY D. PETERSON
Trustee                          ELIZABETH C. WERTH
                                 Assistant Secretary
WILLIAM P. SOMMERS
Trustee

----------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601


----------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT          ZURICH KEMPER SERVICE COMPANY
                                   P.O. Box 419557
                                   Kansas City, MO 64141


----------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT       INVESTORS FIDUCIARY TRUST COMPANY
                                   127 West 10th Street
                                   Kansas City, MO 64105


----------------------------------------------------------------------
INVESTMENT MANAGER                 ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER              ZURICH KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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KHYF - 3 (5/97)   1031810
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